                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2002

SUBADVISORY ARRANGEMENTS

         The following subadviser changes are effective November 25, 2002:

Portfolio                                 Current Subadviser                      Proposed New Subadviser
---------                                 ------------------                      -----------------------
Real Estate Securities Trust              Cohen & Steers Management, Inc          Deutsche Asset Management, Inc.
                                                                                  ("DeAM")
Dynamic Growth Trust                      Janus Capital Management LLC            Deutsche Asset Management, Inc.
Growth Trust                              SSgA Funds Management, Inc.             Deutsche Asset Management, Inc.
International Stock Trust                 T. Rowe Price International, Inc.       Deutsche Asset Management
                                                                                  Investment Services Ltd. ("DeAMIS")


In addition, Deutsche Asset Management, Inc is replacing SSgA Funds Management, Inc. as sub-subadviser to the Lifestyle Trusts effective November 25, 2002. MFC Global Investment Management (U.S.A.) Limited will continue as subadviser to the Lifestyle Trusts.

         In connection with these subadviser changes, the following changes are effective November 25, 2002:

         REAL ESTATE SECURITIES TRUST

New Advisory Fee: The advisory fee for the Real Estate Securities Trust has been lowered from .65% to .60%.

New Investment Policies:

         The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

         A company is considered to be a real estate company if, in the opinion of DeAM, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

         DeAM looks for real estate securities it believes will provide superior returns to the portfolio, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

         To find these issuers, DeAM tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DeAM believes will be the most profitable to the portfolio. DeAM also considers the effect of the real estate securities markets in general when making investment decisions. DeAM does not attempt to time the market.

         Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

         Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

         If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

         The portfolio may realize some short-term gains or losses if DeAM chooses to sell a security because it believes that one or more of the following is true:

         -        A security is not fulfilling its investment purpose;

         -        A security has reached its optimum valuation; or

         - A particular company or general economic conditions have changed.

Based on its recent practices, DeAM expects that the portfolio's assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs.

Other Investments.

         When DeAM believes that it is prudent, the portfolio may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the portfolio's cash assets remain liquid while performing more like stocks.)

Temporary Defensive Investing

    To meet redemption requests or pending investment of its assets or during unusual market conditions, the Real Estate Securities Trust may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

New Portfolio Manager:

         The following persons are responsible for the day-to-day management of the portfolio's investments:

         KAREN J. KNUDSON.  Principal, Deutsche Asset Management

         -        Joined the investment advisor in 1995.

         -        More than 20 years of investment industry experience.

         -        MBA, University of California at Berkeley

         JOHN F. ROBERTSON.  Vice President, Deutsche Asset Management

         -        Joined the investment advisor in 1996.

         - Prior to 1996, Assistant Vice President for Lincoln Investment Management responsible for REIT research

         -        Charter Financial Analyst

         JOHN W. VOJTICEK.  Vice President, Deutsche Asset Management

         -        Joined the investment advisor in 1996.

         -        Over six years of investment experience

         MARK D. ZEISLOFT.  Vice President, Deutsche Asset Management

         -        Joined the investment advisor in 1996.

         -        Over twelve years of investment experience

         -        MBA, University of Chicago


         DYNAMIC GROWTH TRUST

New Investment Policies:

         The portfolio invests primarily in the stocks and other equity securities of medium-sized U.S. companies with strong growth potential

         Under normal circumstances, the portfolio invests the majority of its assets in the stock and other securities with equity characteristics of U.S. companies with market capitalizations, at the time of purchase, within the market capitalization range of the S&P Mid-Cap 400 Index. DeAM believes these companies contain the greatest concentration of businesses with significant growth prospects.

         DeAM focuses on individual security selection rather than industry selection. DeAM uses an active process which combines financial analysis with company visits to evaluate management and strategies.

         The portfolio may invest in convertible securities when it is more advantageous than investing in a company's common stock. The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the U.S. Under normal conditions this tactic will not comprise a major element of its strategy.

         Investment Process. Company research lies at the heart of DeAM's investment process. DeAM uses a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

         - DeAM focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

         - DeAM emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

         - DeAM generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

         - DeAM screens within the market capitalization range of the S&P Mid-Cap 400 Index for medium-sized companies with growth and profitability.

         Temporary Defensive Position. The portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. DeAM may invest up to 100% of the portfolio's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent DeAM adopts such a position and over the course of its duration, the portfolio may not meet its goal of long-term capital growth.

New Portfolio Manager:

         The following persons are responsible for the day-to-day management of the portfolio's investments:

         AUDREY M. T. JONES, CFA. Managing Director, Deutsche Asset Management, and Lead Manager of the portfolio.

         -        Joined the investment advisor in 1986.

         - Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

         -        30 years of investment industry experience.

         -        BBA from Pace University Lubin School of Business.

         DORIS R. KLUG, CFA. Director of Deutsche Asset Management and Co-Manager of the portfolio.

         -        Joined Deutsche Asset Management in 2000.

         - Portfolio manager with primary focus on the consumer and capital goods sectors.

         -        Vice President of Mutual of America from 1993 to 2000.

         -        21 years of financial industry experience.

         -        MBA from New York University Stern School of Business.

         BOB GRANDHI, CFA. Director of Deutsche Asset Management and Co-Manager of the portfolio.

         -        Joined Deutsche Asset Management in 2001.

         - Portfolio manager with primary focus on the technology and healthcare sectors.

         - Portfolio manager at Monument Funds Group and Daiwa Securities from 2000 to 2001 and 1990 to 2000, respectively.

         -        25 years of financial industry experience.

         -        MS and MBA, Illinois Institute of Technology.


         GROWTH TRUST

New Name:  All Cap Core Trust

New Investment Policies:

         The All Cap Core Trust invests in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index.

         The portfolio may invest in all types of equity securities including common stocks, preferred stocks and preferred and preference stocks, convertible securities and depositary receipts for such securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

.. The portfolio may also invest in U.S. Government securities and up to 5% of its assets in foreign securities.

         Investment Philosophy. DeAM pursues an actively managed, quantitative investment process. DeAM's investment philosophy is based on three central tenets:

         - Securities have an intrinsic value from which they deviate over time. DeAM believes that the best way to measure a security's fair vale is relative to its peers within its own industry.

         - Finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities.

         - Quantitative investment models provide an improved framework for selecting mispriced stocks in an unbiased, consistent and repeatable manner.

         Quantitative Investment Approach. DeAM blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the team to analyze the broadest possible universe of stocks. DeAM's proprietary U.S. stock evaluation model, the Quantitative Investment Model (the "Model"), incorporates valuation and growth investment parameters and is used to select securities. DeAM believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. DeAM also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

         By applying a rigorous portfolio construction process, the team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

         Portfolio Construction and Quantitative Risk Management. DeAM extensively screens the Russell 3000 universe using multiple investment parameters to identify what DeAM believes are the most and least attractive securities. Expected returns are generated for each stock relative to its own industry. Securities are then selected based on expected returns, risk control constraints and anticipated transaction costs.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the All Cap Core Trust may invest all or a portion of its assets in bonds, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

    The All Cap Core Trust is authorized to use all the investment strategies referred to under "Hedging and Other Strategic Transactions".

New Portfolio Managers:

         JOSHUA FEUERMAN. Managing Director, Deutsche Asset Management, and Co-Manager of the portfolio

         - Joined the investment advisor in 1999. Prior to that, he was head of international strategies, including emerging and developed markets at State Street Global Advisors.

         -        Manages Deutsche Global Quantitative Equities Group

         - Has MBA from the University of Chicago and is a Chartered Financial Analyst

         MICHAEL PATCHEN. Vice President, Co-Manager of the portfolio.

         - Joined the investment advisor in 2000. Prior to that, he managed global quantitative mandates including hedge funds at AQR Capital Management and prior to that at Goldman Sachs Asset Management

         -        Senior U.S. portfolio manager

         - Has a BS from The Wharton School and a BAS from the University of Pennsylvania

         DAVID KOZIOL.   Director Deutsche Asset Management

         - Joined the investment advisor in 2001. Prior to that, was principal in the Advanced Strategies and Research Group at Barclays Global Investors specializing in equities, fixed income and hedge fund products. Prior to that, he was an investment banker at Salomon Brothers.

         -        Manages Deutsche Global Quantitative Equities Research Group

         INTERNATIONAL STOCK TRUST

         Under normal market conditions, the International Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks. The portfolio primarily invests in the countries that make up the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

         The MSCI EAFE Index has a median market capitalization of over $2.8 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

         Strategy. DeAMIS seeks to identify a focused list of approximately 30 to 40 companies that offer, in DeAMIS's opinion, the greatest upside potential on a rolling 12 month view. DeAMIS uses an entirely bottom-up approach, with no active allocation between countries, regions or industries.

         Investment Process. DeAMIS begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

         Research is conducted by 15 global sector research teams in addition to 5 local research teams. These analysts are based in DeAMIS's worldwide offices but are connected by a systematic valuation approach, encapsulated in CFROI (cashflow return on investment). Focusing on CFROI enables DeAMIS to attempt to remove the distortions found in traditional accounting methods and enables the analyst to focus on the true worth of the company. Teams of analysts identify those companies with high and sustainable return on capital and long-term prospects for growth. The most important part of our investment process is the company meeting schedule.

         Each global sector analyst ranks their stocks relative to their own sector. Stocks are ranked on a relative expected return and the level of conviction. Based on fundamental research, DeAMIS sets a target price objective (DeAMIS's opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. DeAMIS applies a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when DeAMIS revised price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

         Other Investments. The portfolio may also invest up to 20% of its assets in cash equivalents, U.S. investments grade fixed income securities and U.S. stocks and other equity securities.

Hedging and Other Strategic Transactions

         The portfolio is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Temporary Defensive Investing

         DeAMIS may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. DeAMIS could place up to 100% of the portfolio's asset in U.S. or foreign-government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent DeAMIS might adopt such a position and over the course of its duration, the portfolio may not meet its goal of capital appreciation.

New Portfolio Managers:

         The following persons are responsible for the day-to-day management of the portfolio's investments:

         ALEXANDER TEDDER, Managing Director, Deutsche Asset Management, and Lead Manager of the portfolio.

         - Joined the investment advisor in 1994. Prior to that, was a European analyst and representative for Schroders.

         -        13 years of investment industry experience.

         -        Fluent in German, French, Italian and Spanish.

         - Masters in Economics and Business Administration from Freiburg University

         MARC SLENDERBROEK, Director, Deutsche Asset Management, and Co-Manager of the portfolio.

         -        Portfolio manager for EAFE Equities; London.

         - Joined Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.) in 1994 after five years of experience as equity analyst at Kleinwort Benson Securities and at Enskilda Securities.

         -        Fluent in English, Dutch, German, Swedish and Norwegian.

         -        MA from University of Leiden, Netherlands.

         CLARE GRAY, Director, Deutsche Asset Management and Co-Manager of the portfolio.

         -        Joined the investment advisor in 1993.

         -        Ten years of investment industry experience.

         -        Chartered Financial Analyst.

         -        BS, Cornell University.

         STUART KIRK, Associate Director, Deutsche Asset Management, and Co-Manager of the portfolio.

         -        Joined the investment advisor in 1995.

         -        Seven years of investment industry experience.

         -        Asia-Pacific analyst.

         -        MA from Cambridge University

INFORMATION REGARDING DEUTSCHE ASSET MANAGEMENT, INC.

         Deutsche Asset Management, Inc. ("DeAM") , located at 280 Park Avenue, New York, New York 10017, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         DeAM provides a full range of investment advisory services to retail and institutional clients and as of September 30, 2002 had total assets under management of approximately $97 billion.

INFORMATION REGARDING DEUTSCHE ASSET MANAGEMENT SERVICES LTD.

         Deutsche Asset Management Services Ltd ("DeAMIS"), located at One Appold Street, London, England, is an indirect wholly-owned subsidiary of Deutsche Bank AG which is described above.

         DeAMIS provides a full range of investment advisory services to retail and institutional clients and as of September 30, 2002 had total assets under management of approximately $6 billion.

                                      * * *

                          STRATEGIC OPPORTUNITIES TRUST

         Effective November 1, 2002, the "Investment Strategies" section of the Strategic Opportunities Trust was amended and restated as follows:

INVESTMENT STRATEGIES: The portfolio normally invests primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

         FMR normally invests the portfolio's assets primarily in common stocks.

         FMR may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

         FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

         FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the portfolio may not achieve its objective.

         TEMPORARY DEFENSIVE INVESTING. The portfolio reserves the right to invest without limitations in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

                                      * * *

         The chart illustrating the one, five and 10 year performance of the Strategic Opportunities Trust in the "Performance" section of the Strategic Opportunities Trust is amended and restated as follows:

Performance(C)

                                              ONE      FIVE     TEN      DATE FIRST
                                              YEAR     YEARS    YEARS    AVAILABLE
Strategic Opportunities Trust Series I      -15.25%    5.75%   10.97%   06/18/1985

S&P 500(R)(A)                                -9.11%   18.35%   17.46%

Russell 3000(R) Index (A)                   -11.46%   10.14%   12.65%

Russell Midcap(R) Index(B)                   -5.62%   11.40%   13.58%

(A)Effective November 1, 2002, the portfolio's performance is compared against the Standard & Poor's 500SM (S&P 500(R)) Index, rather than the Russell 3000(R) Index, due to changes in the portfolio's investment policies which resulted in a change to the portfolio's benchmark.

(B)Prior to May 1, 2002, the portfolio's performance was compared against the Russell Midcap Index.

(C) Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

                                      * * *

Effective November 1, 2002, J. Fergus Shiel became the portfolio manager of the Strategic Opportunities Trust. Mr. Shiel is vice president and portfolio manager for FMRC. Since joining FMR in 1989 and FMRC in 2001, Mr. Shiel has worked as a research analyst and manager.

                                      * * *

            MFS INVESTMENT MANAGEMENT - Capital Opportunities Trust:

The following portfolio manager changes have been made to the Capital Opportunities Trust:

         Maura Shaughnessy will no longer manage the Capital Opportunities Trust. Effective immediately Ms. Shaughnessy is replaced by both Mr. S. Irfan Ali and Mr. Kenneth J. Enright.

         Irfan Ali is the current portfolio manager of the Strategic Growth Trust. He is a Senior Vice President at MFS and has been employed by MFS since 1993.

         Kenneth Enright is the current portfolio manager of the MFS Strategic Value retail mutual fund. He is a Senior Vice President at MFS and has been employed by MFS since 1986.

                                      * * *

CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN") - Small Company Blend Trust:

Kathryn M. Peters, Vice President and U.S. small-capitalization Portfolio Manager for Capital International Research, Inc. joined Capital Guardian in 2001. Ms. Peters joins the existing Small Cap Team in the managing of the Small Company Blend Trust. Prior to joining Capital Guardian Ms. Peters was employed as a Portfolio Manager at Montgomery Asset Management, LLC from July 1997 to July 2001.

                                      * * *

                        MANUFACTURERS ADVISER CORPORATION

Effective September 5, 2002, Manufacturers Adviser Corporation changed its name to MFC Global Investment Management (U.S.A.) Limited.

                                      * * *

              A I M CAPITAL MANAGEMENT, INC. - ALL CAP GROWTH TRUST

David P. Barnard, Ryan E. Crane and Jay K. Rushin are no longer members of the team that manages the All Cap Growth Trust. Robert M. Kippes and Kenneth A. Zschappel continue as portfolio managers of the All Cap Growth Trust.

            A I M CAPITAL MANAGEMENT, INC. - AGGRESSIVE GROWTH TRUST

Jay K. Rushin is no longer a member of the team that manages the Aggressive Growth Trust. Robert M. Kippes and Ryan E. Crane continue as portfolio managers of the Aggressive Growth Trust.

                                       ***

                                LIFESTYLE TRUSTS

         The following three Trust portfolios are eligible for investment by each of the Lifestyle Trusts:

International Equity Select Trust, High Grade Bond Trust and Small-Mid Cap Trust. The High Grade Bond Trust invests primarily in fixed income securities while the Equity Select and Small-Mid Cap Trusts invest primarily in equity securities. The description of each of these three portfolios is set forth below.

SMALL-MID CAP TRUST

Subadviser: Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick")

INVESTMENT OBJECTIVE:           To achieve long-term capital appreciation, with dividend income as a
                                Secondary consideration.

INVESTMENT STRATEGIES:          The portfolio invests principally in common stocks of small and mid cap companies that the subadviser believes are of high quality.

         Kayne Anderson Rudnick pursues this investment objective by investing, under normal market conditions, at least 80% of the portfolio's assets (plus any borrowings for investment purposes) in small and mid cap companies that the subadviser believes are of high quality. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.)

         Kayne Anderson Rudnick will invest primarily in common stocks, but may also invest, from time to time, in securities convertible into common stock, or rights or warrants to subscribe for or purchase common stocks. Investments are made primarily in securities listed on national securities exchanges, but the Small-Mid Cap Trust may also purchase securities traded in the United States over-the-counter market.

         The portfolio will seek to maintain an average market capitalization that is the same as the simple (not-weighted) average market capitalization of the companies in the Russell 2500 Index.

         In selecting equity securities, Kayne Anderson Rudnick uses a screening process it believes identifies high-quality companies. The quality criteria includes:

-        Market dominance
-        Rising free cash flow
-        Shareholder-oriented management
-        Strong, consistent profit growth
-        Low-debt balance sheet

         The screening process identifies companies that meet Kayne Anderson Rudnick's criteria of quality. The portfolio managers then fundamentally analyze these securities. This research involves study of competitive industry conditions, discussions with company management, spreadsheet analysis, and valuation projections. Proprietary analytical tools compare expected rates of return of each equity security in the universe. In deciding whether to purchase a security, the portfolio managers appraise a company's fundamental strengths and relative attractiveness based on its expected return.

         The portfolio generally holds at least 25 to 35 securities, which are diversified by industry. The security selection discipline seeks to avoid over-concentration in any single sector or company.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

- The portfolio invests primarily in equity securities, especially those of small and mid cap companies. The risks of investing in these types of securities are set forth in the prospectus under "Risks of Investing in Certain Types of Securities."

- The portfolio is managed based on proprietary analytical tools and techniques developed by the subadviser. There is no guarantee that such management tools and techniques will correctly predict earnings growth, or enable the portfolio to achieve its investment objective.

PERFORMANCE

         Performance is not provided for the Small-Mid Cap Trust since it commenced operations in July, 2001.

SUBADVISER AND PORTFOLIO MANAGERS

         Kayne Anderson Rudnick manages the Small-Mid Cap Trust. Richard A. Kayne and John E. Anderson, the founders of Kayne Anderson Rudnick, have been in the business of furnishing investment advice to institutional and private clients since 1984. At March 31, 2001, Kayne Anderson Rudnick had approximately $6.3 billion in assets under management. The address of Kayne Anderson Rudnick is 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Kayne Anderson Rudnick is privately held.

         The Portfolio Manager is:

- Robert A. Schwarzkopf, CFA. (since July, 2001) Mr. Schwarzkopf joined Kayne Anderson Rudnick in 1991. He is managing director of Small Cap Equity, co-portfolio manager for the Small and Mid Cap Equity Portfolios, and a member of the Investment Committee. Prior to joining Kayne Anderson Rudnick, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional BankShares. Mr. Schwarzkopf is a Chartered Financial Analyst charterholder. He is a principal of Kayne Anderson Rudnick.

- Sandi L. Gleason, CFA. (since July, 2001) Ms. Gleason joined Kayne Anderson Rudnick in 1993. She is co-portfolio manager for the Small and Mid Cap Equity Portfolios. Prior to joining Kayne Anderson Rudnick, Ms. Gleason was a senior consultant with Peterson Consulting Limited Partnership, a national litigation consulting firm. Ms. Gleason is a Chartered Financial Analyst charterholder. She is a principal of Kayne Anderson Rudnick.

INTERNATIONAL EQUITY SELECT TRUST

Subadviser:   Lazard Asset Management

INVESTMENT OBJECTIVE:           To seek long-term capital appreciation.

INVESTMENT STRATEGIES:          Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any
                                borrowings for investment purposes) in equity securities.   The portfolio
                                will invest primarily in American Depository Receipts and common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far
                                East(R) Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.

         The Portfolio will generally invest at least 80% of its total assets in equity securities, including American Depository Receipts, of companies located in at least three different foreign countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on Lazard's judgment and its analysis of market conditions. However, Lazard currently intends to invest the Portfolio's assets primarily in companies based in developed markets. The portfolio manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Lazard's expectations.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth in the prospectus under "Risks of Investing in Certain Types of Securities."

- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

PERFORMANCE

         Performance is not provided for the International Equity Select Trust since it commenced operations in July, 2001.

SUBADVISER AND PORTFOLIO MANAGERS

         Lazard manages the International Equity Select Trust. Lazard is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $65.7 billion as of December 31, 2001. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

                           The Portfolio Managers are:

- Herbert W. Gullquist. (since July, 2001) Mr. Gullquist is a Vice Chairman and Managing Director of Lazard Freres and Chief Investment Officer of Lazard. He joined Lazard in 1982. Before joining Lazard he was a general partner of Oppenheimer & Company Inc. and a managing director and the chief investment officer of Oppenheimer Capital Corp. Mr. Gullquist has 39 years of investment experience and a BA from Northwestern University.

- John R. Reinsberg. (since July, 2001) Mr. Reinsberg is a Managing Director of Lazard Freres. He joined Lazard in 1991. Before joining Lazard he was an executive vice president with General Electric Investment Corporation. Mr. Reinsberg has 19 years of investment experience, a BA from the University of Pennsylvania and an MBA from Columbia University.

The International Equity Select Trust is also managed by a portfolio management team.

HIGH GRADE BOND TRUST

Subadviser:   Allegiance Capital, Inc. ("Allegiance")

INVESTMENT OBJECTIVE:     To maximized total return, consistent with the preservation of capital and prudent investment management.

INVESTMENT STRATEGIES:    Allegiance seeks to attain the portfolio's investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets
                          (plus any borrowings for investment purposes) in
                          investment grade, fixed income securities of
                          varying maturities.

The High Grade Bond Trust invests primarily (at least 80% under normal market conditions) in investment grade, fixed income securities of varying maturities. Investment grade fixed income securities include, but are not limited to:

         - Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities such as GNMA, FNMA and FHLMC pass through certificates (U.S. Government Obligations"),

         - U.S. domestic corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or securities of comparable quality as determined by Allegiance),

         - Commercial mortgage-backed securities and asset-backed securities rated Aaa or higher by Moody's or AAA or higher by S&P (or securities of comparable quality as determined by Allegiance).

         In managing the portfolio, Allegiance expects to maintain an average duration of five to six years. (Duration is a mathematical calculation widely used by fixed income managers to measure the potential volatility of individual fixed income securities and/or a portfolio of fixed income securities, to changes in the level of interest rates.) Variations in this range will generally be based on Allegiance's perception of current trends for the U.S. economy and the level of U.S. interest rates.

         In managing the portfolio, Allegiance may allocate the portfolio assets to several of the various sectors of the fixed income market including those listed above. Adjustments among these sectors will be made based on the trends of spread movements in the yields of each sector to the yield of the U.S. Treasury securities. As the spread in yields of sectors widens to the level of yield for U.S. Treasuries, those sectors may be removed or reduced in size within the portfolio. For those sectors in which their spread in yields to the yield of U.S. Treasuries narrows, those sectors may be increased in size as a component in the portfolio.

         In managing the portfolio, Allegiance will determine the mix of maturities of securities purchased by the portfolio in order to attempt to maintain an average portfolio duration of five to six years. Maturities of securities for a particular duration will vary depending on changes (or perceived changes) in the slope of the yield curve for U.S. securities. The slope of the yield curve will generally flatten (narrow as to the difference in yield of 2-year to 30-year Treasury issues) when the Federal Reserve is raising interest rate levels (or the perception of a need to raise interest rates exists). In such a case, the maturities of securities will be adjusted to a barbell of short and long maturity issues, with the average duration being in the five to six year range. The slope of the yield curve will generally steepen (widen as to the difference in the yield of 2-year to 30-year Treasury issues) when the Federal Reserve is easing interest rates (or the perception of the need to ease interest rates exists). In such a case, the maturities of securities will generally be focused intermediate issues in the three-year to ten-year range.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

         - The portfolio invests substantially all its assets in fixed income securities. The risks of investing in fixed income securities are set forth in the prospectus under "Risks of Investing in Certain Types of Securities."

PERFORMANCE

         Performance is not provided for the High Grade Bond Trust since it commenced operations in July, 2001.

SUBADVISER AND PORTFOLIO MANAGERS

         Allegiance manages the High Grade Bond Trust. Allegiance, located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648 is a California corporation. Allegiance's sole business is to provide fixed income investment services to clients. Allegiance is privately owned by seven employees and two non-employee investors. As of March 31, 2001, Allegiance had over $2 billion of fixed income assets under management for clients.

                           The Portfolio Manager is:

         - William Mawhorter. (since July, 2001) Mr. Mawhorter, Chief Investment Officer and Chairman of Allegiance, co-founded Allegiance in November of 1988. Mr. Mawhorter has 32 years of fixed income investment experience. Prior to founding Allegiance, Mr. Mawhorter was Chief Investment Officer of Govaars and Associates.

                         MANUFACTURERES INVESTMENT TRUST
      FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                       INTERNATIONAL EQUITY SELECT
                                                                                                  TRUST
                                                                                       ---------------------------
                                                                                            07/16/2001(*)
                                                                                                 TO
                                                                                            12/31/2001(++)
                                                                                       ---------------------------

NET ASSET VALUE, BEGINNING OF PERIOD $12.50 Income from investment operations:

   Net investment income                                                                           - (#)
   Net realized and unrealized loss on investments
   and foreign currency transactions                                                           (0.48)
                                                                                       ---------------------------
   Total from investment operations                                                            (0.48)
                                                                                       ---------------------------
NET ASSET VALUE, END OF PERIOD                                                                $12.02
                                                                                       ===========================
   TOTAL RETURN (B)                                                                            (3.84%)(+)
Net assets, end of period (000's)                                                             $2,897
Ratio of expenses to average net assets                                                         3.27% (A)
Ratio of expenses to average net assets after expense reductions                                1.20% (A)
Ratio of net investment income to average net
assets                                                                                          0.06% (A)
Portfolio turnover rate                                                                            7% (A)

                                                                                            HIGH GRADE BOND
                                                                                                 TRUST
                                                                                       ---------------------------
                                                                                              07/16/2001*
                                                                                                  TO
                                                                                              12/31/2001(++)
                                                                                       ---------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $12.50 Income from investment operations:

   Net investment income                                                                          0.26
   Net realized and unrealized gain on investments and foreign
   currency transactions                                                                          0.14
                                                                                       ---------------------------
   Total from investment operations                                                               0.40
                                                                                       ---------------------------
Less distributions:

   Dividends from net investment income                                                          (0.26)
   Distributions from capital gains                                                              (0.16)
                                                                                       ---------------------------
   Total distributions                                                                           (0.42)
                                                                                       ---------------------------
NET ASSET VALUE, END OF PERIOD                                                                  $12.48
                                                                                       ===========================
   TOTAL RETURN (B)                                                                               3.21% (+)
Net assets, end of period (000's)                                                               $3,254
Ratio of expenses to average net assets                                                           2.72% (A)
Ratio of expenses to average net assets after expense reductions                                  0.85% (A)
Ratio of net investment income to average net assets                                              4.44% (A)
Portfolio turnover rate                                                                            353% (A)

(++) Net investment income has been calculated using the average shares method.

(*)      Commencement of operations

(+)      Not Annualized

(A)      Annualized

(B) The total return for the period ended December 31, 2001 would have been lower, had operating expenses not been reduced.

                                                                                             SMALL-MID CAP
                                                                                                TRUST
                                                                                       ---------------------------
                                                                                               07/16/2001(*)
                                                                                                    TO
                                                                                               12/31/2001(++)
                                                                                       ---------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $12.50 Income from investment operations:

            Net investment income                                                                   -  (#)
            Net realized and unrealized loss on investments and foreign
            currency transactions                                                               (0.55)
                                                                                       ---------------------------
            Total from investment operations                                                    (0.55)
                                                                                       ---------------------------
Less distributions:

            Dividends from net investment income                                                    -  (#)
                                                                                       ---------------------------
            Total distributions                                                                     -
                                                                                       ---------------------------
NET ASSET VALUE, END OF PERIOD                                                                 $11.95
                                                                                       ===========================
            TOTAL RETURN (B)                                                                    (4.40%)(+)
Net assets, end of period (000's)                                                              $2,890
Ratio of expenses to average net assets                                                          3.09% (A)
Ratio of expenses to average net assets after expense reductions                                 1.20% (A)
Ratio of net investment income to average net assets                                             0.01% (A)
Portfolio turnover rate                                                                            33% (A)

(++) Net investment income has been calculated using the average shares method. * Commencement of operations # Amount is less than $.01 per share.

(+)      Not Annualized

(A)      Annualized

(B) The total return for the period ended December 31, 2001 would have been lower, had operating expenses not been reduced.

MITSUPP-11.25.02

                THE DATE OF THIS SUPPLEMENT IS NOVEMBER 25, 2002